UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________________________________________

Date of Report (Date of earliest event reported): February 25, 2015

CIRQUE ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-52438	65-0855736
(State of incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

645 Griswold Street, Suite 3274 Detroit, Michigan	48226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 888-963-2622

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Telephone: (212) 930-9700

Attn.: Marc J. Ross, Esq.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to (i) securing capital for general working purposes, and (ii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 1.01         Entry Into a Material Definitive Agreement

On February 17, 2015, Cirque Energy, Inc. (the “Company”) entered into the Securities Purchase Agreement appended hereto as Exhibit 10.1 (the Agreement”) with certain accredited investors (the “Investors”) providing for the purchase by the Investors of 10,000 shares (the “Purchased Shares”) of the Company’s newly created Class D Convertible Preferred Stock (the “Class D Preferred Stock”) for an aggregate purchase price for such shares of $100,000. The Purchased Shares are convertible, at the option of their respective holder, into an aggregate of 11,363,636 shares of the Company’s common stock.

The shares of Class D Preferred Stock were issued to the Investors in reliance upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

he foregoing description does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 3.02         Unregistered Equity Securities

Please see Item 1.01 (Entry into a Material Definitive Agreement) of this current report on Form 8-K, which is incorporated herein by reference.

Item 5.03         Amendments to Articles of Incorporation; Change in Fiscal year

On January 29, 2015, the board of directors of the Company (the “Board”) authorized the designation of 50,000 shares of the Class D Preferred Stock out of its available preferred stock. On January 29, 2015, the Company filed the Certificate of Designation of the Class D Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Florida. The Class D Preferred Stock is convertible into shares of common stock at any time after issue by providing written notice of conversion to the Company at a conversion price equal to $10.00 divided by a 50% discount to the average closing sale price of the common stock for each of the 10 trading days immediately preceding the date of issuance of the Class D Shares.

The shares of Class D Preferred Stock entitles the holder thereof to vote such shares on an “as-converted” basis at the record date for the determination of shareholders entitled to vote on any matter coming before the common shareholders or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited. The Class D Preferred Stock has a stated value $10.00 per share. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Designation, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01           Financial Statements and Exhibits

(d)          Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation of Class D Preferred Stock
10.1	Securities Purchase Agreement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRQUE ENERGY, INC.

Date: February 25, 2015	By:	/s/ Joseph DuRant
Joseph DuRant
Chief Executive Officer

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